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                          PAINEWEBBER/KIDDER, PEABODY
                          GOVERNMENT MONEY FUND, INC.

                 Supplement to Prospectus Dated August 1, 1995

     The board of directors of PaineWebber/Kidder, Peabody Government Money Fund, Inc. ('Fund') has approved an Agreement and Plan of Reorganization and Dissolution ('Reorganization') for submission to the Fund's shareholders at a special meeting to be held November 10, 1995. If the proposed Reorganization is approved and implemented, all the Fund's assets will be acquired and its liabilities assumed by PaineWebber RMA U.S. Government Portfolio ('PW Fund') in a tax-free reorganization. As a result of the Reorganization, the two funds' assets would be combined and each Fund shareholder would, on the closing date of the transaction, receive a number of full and fractional shares of PW Fund having an aggregate value equal to the value of the shareholder's holdings in the Fund. PW Fund is a series of PaineWebber RMA Money Fund, Inc. an open-end management investment company incorporated in Maryland. There can be no assurance that the Fund's shareholders will approve the Reorganization.

     The meeting of Fund shareholders to consider the proposed Reorganization will be held on November 10, 1995. Sales of Fund shares will cease as of 12:00 noon, Eastern time, on November 17, 1995, so that Fund shares will no longer be available for purchase or exchange thereafter. Redemptions of Fund shares and exchanges of Fund shares for shares of another PaineWebber/Kidder, Peabody money market fund may be effected through the closing of the Reorganization, which is scheduled to take place as of 12:00 noon, Eastern time, on November 20, 1995.

     Supplement Dated: September 19, 1995

          This Supplement does not supersede any previous supplements to the Prospectus.